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                                                                    Exhibit 23.2

                                   CONSENT OF
                              INDEPENDENT AUDITORS


        We consent to the reference to our Firm under the caption "Experts" and to the use of our report dated May 14, 2001, (except for Note 1, which is as of January 31, 2002) in the Registration Statement (Form S-3) and the related Prospectus of e.Digital Corporation for the registration of 20,000,000 shares of its common stock.

Vancouver, Canada,                                         /s/ ERNST & YOUNG LLP
February 6, 2002.                                          Chartered Accountants